                                                                                     State of
                                Entity Name                                          Formation
                                -----------                                          ---------
1227844 Ontario Ltd.                                                                  Ontario
ABB MOG-WM, Inc.                                                                         CO
ABB RFL, Inc.                                                                            DE
Affiliate Investment, Inc.                                                               DE
Affiliate Marks Investment, Inc.                                                         DE
Affiliate Relations Holdings, Inc.                                                       DE
Affiliate Sales & Marketing, Inc.                                                        DE
American Microwave & Communications, Inc.                                                MI
American Televenture of Minersville, Inc.                                                CO
Ames Cablevision, Inc.                                                                   IA
Athena Cablevision Corporation of Knoxville                                              TN
Athena Cablevision of Tennessee and Kentucky, Inc.                                       TN
Athena Realty, Inc.                                                                      NV
Atlantic American Cablevision of Florida, Inc.                                           FL
Atlantic American Cablevision, Inc.                                                      DE
Atlantic American Holdings, Inc.                                                         FL
Atlantic Cablevision of Florida, Inc.                                                    FL
Bay Area Interconnect                                                                    CA
Beatrice Cable TV Company                                                                NE
Brigand Pictures, Inc.                                                                   NY
BroadNet Austria GmbH                                                                 Austria
BroadNet Czech a.s.                                                                Czech Republic
BroadNet Czech s.r.o.                                                              Czech Republic
BroadNet Danmark ApS                                                                  Denmark
BroadNet Europe SPRL                                                                  Belgium
BroadNet France S.A.S.                                                                 France
BroadNet Hellas S.A.                                                                   Greece
BroadNet Holdings, B.V.                                                           The Netherlands
BroadNet Hungary Holdings Ltd                                                            UK
BroadNet Italy Holdings Ltd                                                              UK
BroadNet Italy No. 2, Ltd.                                                             Italy
BroadNet Italy SPA                                                                     Italy
BroadNet Magyarorszag Kft                                                             Hungary
BroadNet Norge A.S.                                                                    Norway
BroadNet Poland Holdings Ltd                                                             UK
BroadNet Polska s.p.z.o.o.                                                             Poland
BroadNet Portugal, S.A.                                                               Portugal
BroadNet Slovakia s.r.o.                                                              Slovakia
BroadNet Suisse A.S.                                                                Switzerland
BroadNet UK Ltd.                                                                         UK
Cable Accounting, Inc.                                                                   CO
Cable Adnet Partners                                                                     DE
Cable Network Television, Inc.                                                           NV
Cable Programming Ventures, LLC                                                          DE
Cable Sports Southeast, LLC                                                              DE
Cable Television Advertising Group, Inc.                                                 WY
Cable Television of Gary, Inc.                                                           IN
Cable TV Fund 12-B, Ltd.                                                                 CO
Cable TV Fund 12-B/C/D Venture                                                           CO
Cable TV Fund 12-C, Ltd.                                                                 CO
Cable TV Fund 12-D, Ltd.                                                                 CO
Cable TV Fund 14-A, Ltd.                                                                 CO
Cable TV Fund 14-B, Ltd.                                                                 CO
Cabletime, Inc.                                                                          CO
Cablevision Investment of Detroit, Inc.                                                  MI
Cablevision of Arcadia/Sierra Madre, Inc.                                                DE

                                      -1-

CATV Facility Co., Inc.                                                                  CO
CCC Sub, Inc.                                                                            CO
CCC-NJFT, Inc.                                                                           CO
CCF Management Services, Inc.                                                            FL
CCI Management Services, Inc.                                                            CA
CDirect Mexico I, Inc.                                                                   DE
CDirect Mexico II, Inc.                                                                  DE
Channel 3 Everett, Inc.                                                                  WA
Classic Services,  Inc.                                                                  DE
Clinton Cable TV Investors, Inc.                                                         MI
Clinton TV Cable Company, Inc.                                                           IA
Coastal Cable TV, Inc.                                                                   CT
Colorado Terrace Tower II Corporation                                                    CO
COM Indiana, LLC                                                                         DE
COM Indianapolis, LLC                                                                    DE
COM Inkster, Inc.                                                                        MI
COM MH, LLC                                                                              DE
COM South Limited Partnership                                                            DE
COM South, LLC                                                                           CO
COM Sports Holding Company, Inc.                                                         DE
COM Sports Ventures, Inc.                                                                DE
Com-Cable TV, Inc.                                                                       DE
Comcast 38GHZ, Inc.                                                                      DE
Comcast ABB BIS Payroll, Inc.                                                            CO
Comcast ABB Business Services, Inc.                                                      CO
Comcast ABB Cablevision IV, Ltd.                                                         IA
Comcast ABB Cablevision V, Inc.                                                          IA
Comcast ABB CSC Holdings, Inc.                                                           DE
Comcast ABB CSC II, Inc.                                                                 DE
Comcast ABB HCI, LLC                                                                     IA
Comcast ABB Holdings I, Inc.                                                             DE
Comcast ABB Holdings II, Inc.                                                            DE
Comcast ABB LCI, Inc.                                                                    DE
Comcast ABB Management Corporation                                                       CO
Comcast ABB Network Solutions, Inc.                                                      CO
Comcast ABB NOC, LLC                                                                     DE
Comcast ABB of Clinton                                                                   IA
Comcast ABB of Georgia II, LLC                                                           GA
Comcast ABB of Kiowa, LLC                                                                CO
Comcast ABB of Mississippi/Iowa, LLC                                                     DE
Comcast ABB of Ohio/Iowa, Inc.                                                           DE
Comcast ABB of Oregon, Inc.                                                              OR
Comcast ABB of Payette, Inc.                                                             OR
Comcast ABB Overseas Holdings I, LLC                                                     DE
Comcast ABB Overseas Holdings II, LLC                                                    DE
Comcast ABB Overseas Holdings, Inc.                                                      DE
Comcast ABB USC, LLC                                                                     DE
Comcast Advertising Sales, Inc.                                                          DE
Comcast ASBC, Inc.                                                                       DE
Comcast Brazil, Inc.                                                                     DE
Comcast BroadNet Payroll Services, Inc.                                                  DE
Comcast Business Communications Financing, Inc.                                          DE
Comcast Business Communications Holdings, LLC                                            DE
Comcast Business Communications of Virginia, LLC                                         VA
Comcast Business Communications Purchasing, LLC                                          DE
Comcast Business Communications, Inc.                                                    PA

                                      -2-

Comcast Cable Communications Holdings, Inc.                                              DE
Comcast Cable Communications Management, LLC                                             DE
Comcast Cable Communications, Inc.                                                       DE
Comcast Cable Funding                                                                    DE
Comcast Cable Funding GP, Inc.                                                           DE
Comcast Cable Funding I, Inc.                                                            DE
Comcast Cable Holdings, LLC                                                              DE
Comcast Cable Investors, Inc.                                                            DE
Comcast Cable of Dallas, Inc.                                                            TX
Comcast Cable of Indiana, Inc.                                                           DE
Comcast Cable of Indiana/Michigan/Texas I, LLC                                           TX
Comcast Cable of Indiana/Michigan/Texas, Inc.                                            TX
Comcast Cable of Maryland, Inc.                                                          DE
Comcast Cable of Plano, Inc.                                                             TX
Comcast Cable of Richardson, Inc.                                                        TX
Comcast Cable of Texas II, Inc.                                                          TX
Comcast Cable SC Investment, Inc.                                                        DE
Comcast Cable Trust I                                                                    DE
Comcast Cable Trust II                                                                   DE
Comcast Cable Trust III                                                                  DE
Comcast Cablevision Corporation of California, LLC                                       DE
Comcast Cablevision Corporation of Connecticut                                           CT
Comcast Cablevision of Alabama, Inc.                                                     AL
Comcast Cablevision of Arizona, Inc.                                                     CO
Comcast Cablevision of Arkansas, Inc.                                                    DE
Comcast Cablevision of Avalon, LLC                                                       DE
Comcast Cablevision of Baltimore City GP, Inc.                                           DE
Comcast Cablevision of Baltimore City, Inc.                                              MD
Comcast Cablevision of Baltimore City, L.P.                                              CO
Comcast Cablevision of Bryant, Inc.                                                      AR
Comcast Cablevision of Burlington County, LLC                                            DE
Comcast Cablevision of Carolina, Inc.                                                    SC
Comcast Cablevision of Celebration, LLC                                                  DE
Comcast Cablevision of Central New Jersey, LLC                                           DE
Comcast Cablevision of Chesterfield County, Inc.                                         VA
Comcast Cablevision of Clinton                                                           MI
Comcast Cablevision of Clinton, Inc.                                                     CT
Comcast Cablevision of Clinton, Inc.                                                     MI
Comcast Cablevision of Danbury, Inc.                                                     DE
Comcast Cablevision of Delmarva, Inc.                                                    DE
Comcast Cablevision of Detroit                                                           MI
Comcast Cablevision of Detroit, Inc.                                                     MI
Comcast Cablevision of Eastern Shore, Inc.                                               DE
Comcast Cablevision of Elkton, Inc.                                                      DE
Comcast Cablevision of Flint, Inc.                                                       MI
Comcast Cablevision of Fort Wayne Limited Partnership                                    IN
Comcast Cablevision of Garden State L.P.                                                 DE
Comcast Cablevision of Georgia/South Carolina, Inc.                                      CO
Comcast Cablevision of Gloucester County, LLC                                            DE
Comcast Cablevision of Grosse Pointe, Inc.                                               MI
Comcast Cablevision of Groton, Inc.                                                      CT
Comcast Cablevision of Harford County, LLC                                               MD
Comcast Cablevision of Hopewell Valley, Inc.                                             NJ
Comcast Cablevision of Indianapolis, Inc.                                                DE
Comcast Cablevision of Indianapolis, L.P.                                                DE
Comcast Cablevision of Inkster Limited Partnership                                       MI

                                      -3-

Comcast Cablevision of Jersey City, LLC                                                  DE
Comcast Cablevision of Laurel, Inc.                                                      MS
Comcast Cablevision of Lawrence, LLC                                                     DE
Comcast Cablevision of Levittown, Inc.                                                   DE
Comcast Cablevision of Little Rock, Inc.                                                 AR
Comcast Cablevision of Lompoc, LLC                                                       DE
Comcast Cablevision of Long Beach Island, LLC                                            DE
Comcast Cablevision of Lower Merion, Inc.                                                PA
Comcast Cablevision of Macomb County, Inc.                                               MI
Comcast Cablevision of Macomb, Inc.                                                      MI
Comcast Cablevision of Marianna, Inc.                                                    DE
Comcast Cablevision of Maryland Limited Partnership                                      MD
Comcast Cablevision of Maryland, Inc.                                                    CO
Comcast Cablevision of Maryland, LLC                                                     DE
Comcast Cablevision of Mercer County, LLC                                                DE
Comcast Cablevision of Meridian, Inc.                                                    MS
Comcast Cablevision of Michigan, LLC                                                     CO
Comcast Cablevision of Middletown, Inc.                                                  DE
Comcast Cablevision of Missouri, Inc.                                                    CO
Comcast Cablevision of Monmouth County, LLC                                              DE
Comcast Cablevision of Mt. Clemens                                                       MI
Comcast Cablevision of Mt. Clemens, Inc.                                                 MI
Comcast Cablevision of Muncie, LLC                                                       IN
Comcast Cablevision of Muncie, LP                                                        IN
Comcast Cablevision of Nashville I, LLC                                                  DE
Comcast Cablevision of Nashville II, LLC                                                 DE
Comcast Cablevision of New Castle County                                                 DE
Comcast Cablevision of New Castle County, LLC                                            DE
Comcast Cablevision of New Haven, Inc.                                                   CT
Comcast Cablevision of New Jersey II, LLC                                                DE
Comcast Cablevision of New Jersey, LLC                                                   NJ
Comcast Cablevision of New Mexico, Inc.                                                  CO
Comcast Cablevision of New Mexico/Pennsylvania, Inc.                                     DE
Comcast Cablevision of Northwest New Jersey, LLC                                         DE
Comcast Cablevision of Ocean County, LLC                                                 DE
Comcast Cablevision of Paducah, Inc.                                                     KY
Comcast Cablevision of Panama City, Inc.                                                 DE
Comcast Cablevision of Pennsylvania, LLC                                                 DE
Comcast Cablevision of Perry, Inc.                                                       DE
Comcast Cablevision of Philadelphia Area I, LLC                                          PA
Comcast Cablevision of Philadelphia, Inc.                                                PA
Comcast Cablevision of Plainfield, LLC                                                   DE
Comcast Cablevision of Potomac, LLC                                                      DE
Comcast Cablevision of Quincy, Inc.                                                      DE
Comcast Cablevision of Santa Maria, LLC                                                  DE
Comcast Cablevision of Shelby, Inc.                                                      MI
Comcast Cablevision of South Jersey, Inc.                                                NJ
Comcast Cablevision of Southeast Michigan, Inc.                                          DE
Comcast Cablevision of Southeast Pennsylvania, Inc.                                      PA
Comcast Cablevision of Sterling Heights, Inc.                                            MI
Comcast Cablevision of Tallahassee, Inc.                                                 DE
Comcast Cablevision of Taylor, LLC                                                       DE
Comcast Cablevision of the District, LLC                                                 DC
Comcast Cablevision of the Meadowlands, LLC                                              DE
Comcast Cablevision of the South                                                         CO
Comcast Cablevision of the South, Inc.                                                   CO

                                      -4-


Comcast Cablevision of the South, L.P.                                                   DE
Comcast Cablevision of the South, LLC                                                    DE
Comcast Cablevision of Tupelo, Inc.                                                      MS
Comcast Cablevision of Utica, Inc.                                                       MI
Comcast Cablevision of Virginia, Inc.                                                    CO
Comcast Cablevision of Warren                                                            MI
Comcast Cablevision of Warren, Inc.                                                      MI
Comcast Cablevision of West Florida, Inc.                                                DE
Comcast Cablevision of Wildwood, Inc.                                                    DE
Comcast Cablevision of Willow Grove, Inc.                                                PA
Comcast Cablevision of Wisconsin, Inc.                                                   CO
Comcast Capital Corporation                                                              DE
Comcast CICG GP, Inc.                                                                    DE
Comcast CICG LP, Inc.                                                                    DE
Comcast CICG, L.P.                                                                       DE
Comcast Concurrent Holdings, Inc.                                                        DE
Comcast Corporate Investments II, Inc.                                                   DE
Comcast Corporate Investments, Inc.                                                      DE
Comcast Corporation Political Action Committee                                           PA
Comcast Corporation Political Action Committee of Maryland                               MD
Comcast Corporation Political Action Committee of Pennsylvania                           PA
Comcast Corporation Trust I                                                              DE
Comcast Corporation Trust II                                                             DE
Comcast Corporation Trust III                                                            DE
Comcast Crystalvision, Inc.                                                              DE
Comcast DC Radio, Inc.                                                                   DE
Comcast DIVA Holdings, Inc.                                                              DE
Comcast do Brasil Ltda.                                                                Brazil
Comcast Entertainment Holdings LLC                                                       DE
Comcast Financial Agency Corporation                                                     DE
Comcast Florida Programming Investments, Inc.                                            DE
Comcast Funding I, Inc.                                                                  DE
Comcast Garden State, LLC                                                                DE
Comcast Gateway Holdings, LLC                                                            DE
Comcast Greater Boston Advertising Holdings, LLC                                         DE
Comcast Hattiesburg Holding Company, Inc.                                                DE
Comcast Holdings Corporation                                                             PA
Comcast HTS Holdings, Inc.                                                               DE
Comcast HTS, LLC                                                                         DE
Comcast ICG Holdings 2, Inc.                                                             DE
Comcast ICG Holdings 3, Inc.                                                             DE
Comcast ICG Holdings 4, Inc.                                                             DE
Comcast ICG, Inc.                                                                        DE
Comcast In Demand Holdings, Inc.                                                         DE
Comcast International Holdings, Inc.                                                     DE
Comcast Investment Holdings, Inc.                                                        DE
Comcast IP Phone of Pennsylvania, LLC                                                    PA
Comcast IP Phone, Inc.                                                                   PA
Comcast IP Services, LLC                                                                 DE
Comcast LCP, Inc.                                                                        DE
Comcast Levittown Finance, Inc.                                                          DE
Comcast Life Insurance Holding Company                                                   DE
Comcast LM Investment, Inc.                                                              DE
Comcast Long Distance, Inc.                                                              DE
Comcast Merger, Inc.                                                                     AL
Comcast Metatv, Inc.                                                                     DE

                                      -5-

Comcast MH Holdings, LLC                                                                 DE
Comcast Michigan Holdings, Inc.                                                          MI
Comcast Midwest Management, Inc.                                                         DE
Comcast MLP Partner, Inc.                                                                PA
Comcast MO Cable Advertising of Metropolitan Atlanta, LLC                                CO
Comcast MO Cable News, Inc.                                                              MA
Comcast MO Cable Programming Corporation                                                 CO
Comcast MO Capital Corporation                                                           CO
Comcast MO Communications Holding Company, Inc.                                          DE
Comcast MO Connect, Inc.                                                                 DE
Comcast MO Delta, Inc.                                                                   CO
Comcast MO Digital Radio, Inc.                                                           MA
Comcast MO Espana Telecommunications, Inc.                                               DE
Comcast MO Europe, Inc.                                                                  CO
Comcast MO Express Midwest, Inc.                                                         OH
Comcast MO Express of California, Inc.                                                   CA
Comcast MO Express of Florida, Inc.                                                      FL
Comcast MO Express of Illinois, Inc.                                                     IL
Comcast MO Express of New England, Inc.                                                  MA
Comcast MO Express of Virginia, Inc.                                                     VA
Comcast MO Federal Relations, Inc.                                                       DE
Comcast MO Finance Corporation                                                           CO
Comcast MO Finance Trust I                                                               DE
Comcast MO Finance Trust II                                                              DE
Comcast MO Finance Trust III                                                             DE
Comcast MO Finance Trust IV                                                              DE
Comcast MO Finance Trust V                                                               DE
Comcast MO Finance Trust VI                                                              DE
Comcast MO Financial Services, Inc.                                                      CO
Comcast MO Financing A                                                                   DE
Comcast MO Financing B                                                                   DE
Comcast MO Foreign Investments, Inc.                                                     CO
Comcast MO FS Leasing 1995, Inc.                                                         CO
Comcast MO Group Funding, Inc.                                                           DE
Comcast MO Group, Inc.                                                                   DE
Comcast MO Holdings I, Inc.                                                              DE
Comcast MO Holdings II, Inc.                                                             DE
Comcast MO HSD, LLC                                                                      DE
Comcast MO Information Technology Systems, Inc.                                          MA
Comcast MO Interactive Services, Inc.                                                    CO
Comcast MO Interconnects, Inc.                                                           DE
Comcast MO International Holdings II, Inc.                                               DE
Comcast MO International Programming, Inc.                                               MA
Comcast MO International, Inc.                                                           CO
Comcast MO Investment Holdings, Inc.                                                     CO
Comcast MO Investments, Inc.                                                             DE
Comcast MO Leveraged Lease Partners 1997, LP                                             DE
Comcast MO Marketing Resources (UK) Limited                                              UK
Comcast MO of Australia, Inc.                                                            MA
Comcast MO of Burnsville/Eagan, Inc.                                                     MN
Comcast MO of Columbia Heights/Hilltop, Inc.                                             MN
Comcast MO of Costa Mesa, Inc.                                                           CA
Comcast MO of Delaware, Inc.                                                             DE
Comcast MO of Minnesota, Inc.                                                            MN
Comcast MO of Nevada, Inc.                                                               NV
Comcast MO of North Valley, Inc.                                                         CA

                                      -6-

Comcast MO of Quad Cities, Inc.                                                          MN
Comcast MO of Ramsey/Washington, Inc.                                                    MN
Comcast MO of the North Central Suburbs, Inc.                                            MN
Comcast MO of the North Suburbs, Inc.                                                    MN
Comcast MO Programming Partners I, Inc.                                                  MA
Comcast MO Racing, Inc.                                                                  DE
Comcast MO Real Estate, Inc.                                                             CO
Comcast MO SPC I, LLC                                                                    DE
Comcast MO SPC II, LLC                                                                   DE
Comcast MO SPC III, LLC                                                                  DE
Comcast MO SPC IV, LLC                                                                   DE
Comcast MO SPC V, LLC                                                                    DE
Comcast MO SPC VI, LLC                                                                   DE
Comcast MO SPE, Inc.                                                                     DE
Comcast MO Telecommunications Corp.                                                      MA
Comcast MO Telecommunications Corp. of New England                                       MA
Comcast Nashville Finance                                                                DE
Comcast Nashville I, L.P.                                                                CA
Comcast Nashville II, L.P.                                                               CA
Comcast NCC Holdings I, LLC                                                              DE
Comcast NCC Holdings II, LLC                                                             DE
Comcast NCC Holdings III, LLC                                                            DE
Comcast Netherlands, Inc                                                                 DE
Comcast New Media Development, Inc.                                                      PA
Comcast New Mexico/Pennsylvania Finance, Inc.                                            DE
Comcast of Alameda, Inc.                                                                 CA
Comcast of Bellevue, Inc.                                                                WA
Comcast of Boston, Inc.                                                                  NY
Comcast of California I, Inc.                                                            NV
Comcast of California I, LLC                                                             DE
Comcast of California II, Inc.                                                           CA
Comcast of California II, LLC                                                            DE
Comcast of California III, Inc.                                                          CA
Comcast of California III, LLC                                                           CO
Comcast of California IV, Inc.                                                           WY
Comcast of California IX, Inc.                                                           CA
Comcast of California V, Inc.                                                            CA
Comcast of California VI, Inc.                                                           CA
Comcast of California VII, Inc.                                                          WA
Comcast of California VIII, Inc.                                                         WA
Comcast of California X, Inc.                                                            CA
Comcast of California XI, Inc.                                                           TN
Comcast of California XII, Inc.                                                          DE
Comcast of California XIII, Inc.                                                         CA
Comcast of California/Colorado, LLC                                                      DE
Comcast of California/Colorado/Florida/Oregon, Inc.                                      GA
Comcast of California/Colorado/Illinois/Indiana/Texas, Inc.                              KS
Comcast of California/Colorado/Texas/Washington, Inc.                                    WA
Comcast of California/Colorado/Washington, LP                                            CO
Comcast of California/Connecticut/Michigan                                               CO
Comcast of California/Idaho, Inc.                                                        ID
Comcast of California/Illinois, LP                                                       CO
Comcast of California/Massachussets/Michigan/Utah, Inc.                                  DE
Comcast of California/Ohio/Pennsylvania/Utah/Washington, Inc.                            PA
Comcast of Canon City, LP                                                                CO
Comcast of Chicago, Inc.                                                                 IL

                                      -7-

Comcast of Coconut Creek, Inc.                                                           FL
Comcast of Colorado I, LLC                                                               CO
Comcast of Colorado II, LLC                                                              CO
Comcast of Colorado III, LLC                                                             CO
Comcast of Colorado IV, LLC                                                              DE
Comcast of Colorado IX, LLC                                                              DE
Comcast of Colorado V, LLC                                                               CO
Comcast of Colorado VI, LLC                                                              IA
Comcast of Colorado VII, LLC                                                             IA
Comcast of Colorado VIII, LLC                                                            TN
Comcast of Colorado X, LLC                                                               CO
Comcast of Colorado XI, Inc.                                                             CO
Comcast of Colorado XII, Inc.                                                            MD
Comcast of Colorado, LP                                                                  CO
Comcast of Colorado/Florida, Inc.                                                        WA
Comcast of Connecticut I, LLC                                                            DE
Comcast of Connecticut, Inc.                                                             OK
Comcast of Contra Costa, Inc.                                                            WA
Comcast of Cupertino, Inc.                                                               CA
Comcast of Cypress, Inc.                                                                 CA
Comcast of Davis County, Inc.                                                            UT
Comcast of East San Fernando Valley, LP                                                  CO
Comcast of Eastern Connecticut, Inc.                                                     CT
Comcast of Everett, Inc.                                                                 WA
Comcast of Florida                                                                       WY
Comcast of Florida I, Inc.                                                               MO
Comcast of Florida II, Inc.                                                              DE
Comcast of Florida III, Inc.                                                             MI
Comcast of Florida, LP                                                                   DC
Comcast of Florida/Georgia                                                               MI
Comcast of Florida/Illinois/Michigan, Inc.                                               DE
Comcast of Fresno, Inc.                                                                  CA
Comcast of Georgia I, LLC                                                                GA
Comcast of Georgia, Inc.                                                                 CO
Comcast of Georgia/Massachusetts, Inc.                                                   RI
Comcast of Georgia/Michigan, LP                                                          CA
Comcast of Greater Florida/Georgia, Inc.                                                 FL
Comcast of Harbor, Inc.                                                                  CA
Comcast of Howard County, LLC                                                            MD
Comcast of Illinois I, Inc.                                                              IL
Comcast of Illinois II, Inc.                                                             KS
Comcast of Illinois III, Inc.                                                            IL
Comcast of Illinois IV, Inc.                                                             IL
Comcast of Illinois IX, LLC                                                              DE
Comcast of Illinois V, Inc.                                                              MD
Comcast of Illinois VI, Inc.                                                             DE
Comcast of Illinois VII, Inc.                                                            FL
Comcast of Illinois VIII, LLC                                                            DE
Comcast of Illinois X, LLC                                                               DE
Comcast of Illinois XI, LLC                                                              DE
Comcast of Illinois XII, LP                                                              NJ
Comcast of Illinois XIII, LP                                                             AZ
Comcast of Illinois/Indiana                                                              FL
Comcast of Illinois/Indiana/Michigan, Inc.                                               AR
Comcast of Illinois/Ohio/Oregon, LLC                                                     DE
Comcast of Illinois/Texas, Inc.                                                          IL

                                      -8-

Comcast of Illinois/West Virginia, LLC                                                   DE
Comcast of Indiana, LLC                                                                  CO
Comcast of Indiana/Michigan, LLC                                                         IA
Comcast of Indiana/Michigan/Pennsylania, LLC                                             IA
Comcast of Lakewood, Inc.                                                                CA
Comcast of Lomita, Inc.                                                                  CA
Comcast of Los Angeles County, Inc.                                                      CA
Comcast of Los Angeles, Inc.                                                             CA
Comcast of Maine/New Hampshire, Inc.                                                     NH
Comcast of Margate, Inc.                                                                 FL
Comcast of Marin I, Inc.                                                                 CA
Comcast of Marin II, Inc.                                                                CA
Comcast of Massachusetts I, Inc.                                                         MA
Comcast of Massachusetts II, Inc.                                                        DE
Comcast of Massachusetts III, Inc.                                                       DE
Comcast of Massachusetts/New Hampshire/Ohio, Inc.                                        OH
Comcast of Massachusetts/Virginia, Inc.                                                  VA
Comcast of Miami, Inc.                                                                   FL
Comcast of Michigan I, Inc.                                                              VA
Comcast of Michigan II, Inc.                                                             DE
Comcast of Michigan III, Inc.                                                            DE
Comcast of Michigan, LLC                                                                 DE
Comcast of Milton, Inc.                                                                  MA
Comcast of Minnesota, Inc.                                                               DE
Comcast of Minnesota/Wisconsin, Inc.                                                     WA
Comcast of Montana I, Inc.                                                               MT
Comcast of Montana II, Inc.                                                              DE
Comcast of Montana III, Inc.                                                             OR
Comcast of Montana/Indiana/Kentucky/Utah                                                 CA
Comcast of Muskegon                                                                      MI
Comcast of New Hampshire, Inc.                                                           MD
Comcast of Newhall, Inc.                                                                 CA
Comcast of North Broward, Inc.                                                           FL
Comcast of Northern California I, Inc.                                                   CA
Comcast of Northern California II, Inc.                                                  CA
Comcast of Northern Illinois, Inc.                                                       IL
Comcast of Northern Indiana, Inc.                                                        DE
Comcast of Novato, Inc.                                                                  OR
Comcast of Ohio, Inc.                                                                    OH
Comcast of Orange County, Inc.                                                           CA
Comcast of Oregon I, Inc.                                                                OR
Comcast of Oregon II, Inc.                                                               OR
Comcast of Parkland, Inc.                                                                FL
Comcast of Pennsylvania                                                                  CO
Comcast of Pennsylvania I, Inc.                                                          DE
Comcast of Pennsylvania II, Inc.                                                         CO
Comcast of Pennsylvania/Washington/West Virginia, LP                                     CO
Comcast of Puget Sound, Inc.                                                             WA
Comcast of Richmond, Inc.                                                                VA
Comcast of Sacramento I, LLC                                                             CA
Comcast of Sacramento II, LLC                                                            CA
Comcast of Sacramento III, LLC                                                           CA
Comcast of San Joaquin, Inc.                                                             WY
Comcast of San Leandro, Inc.                                                             CA
Comcast of Santa Cruz, Inc.                                                              CO
Comcast of Sierra Valleys, Inc.                                                          CA

                                      -9-

Comcast of South Central Los Angeles, LLC                                                DE
Comcast of South Chicago, Inc.                                                           IL
Comcast of South Dade, Inc.                                                              FL
Comcast of South Florida I, Inc.                                                         FL
Comcast of South Florida II, Inc.                                                        DE
Comcast of Southern California, Inc.                                                     OR
Comcast of Southern Illinois, Inc.                                                       DE
Comcast of Southern New England, Inc.                                                    MA
Comcast of St. Paul, Inc.                                                                MN
Comcast of Tacoma, Inc.                                                                  DE
Comcast of Texas I, Inc.                                                                 IA
Comcast of Texas, LLC                                                                    DE
Comcast of the Gulf Plains, Inc.                                                         DE
Comcast of Tualatin Valley, Inc.                                                         OR
Comcast of Twin Cities, Inc.                                                             WA
Comcast of Utah I, Inc.                                                                  IN
Comcast of Utah II, Inc.                                                                 LA
Comcast of Wasatch, Inc.                                                                 UT
Comcast of Washington I, Inc.                                                            WA
Comcast of Washington II, Inc.                                                           WA
Comcast of Washington III, Inc.                                                          WA
Comcast of Washington IV, Inc.                                                           WA
Comcast of Washington, LLC                                                               DE
Comcast of Washington/Oregon                                                             WA
Comcast of Western Colorado, Inc.                                                        CO
Comcast of Wyoming I, Inc.                                                               FL
Comcast of Wyoming II, Inc.                                                              WY
Comcast of Wyoming, LLC                                                                  DE
Comcast Online Communications Investment Holdings, Inc.                                  DE
Comcast PC Investments, Inc.                                                             DE
Comcast Phone of California, LLC                                                         DE
Comcast Phone of Colorado, LLC                                                           DE
Comcast Phone of Connecticut, Inc.                                                       CO
Comcast Phone of Florida, LLC                                                            DE
Comcast Phone of Georgia, LLC                                                            CO
Comcast Phone of Illinois, LLC                                                           DE
Comcast Phone of Indiana, LLC                                                            DE
Comcast Phone of Kentucky, LLC                                                           DE
Comcast Phone of Massachusetts, Inc.                                                     DE
Comcast Phone of Minnesota, Inc.                                                         MN
Comcast Phone of New Hampshire, LLC                                                      DE
Comcast Phone of Ohio, LLC                                                               DE
Comcast Phone of Oregon, LLC                                                             DE
Comcast Phone of Pennsylvania, LLC                                                       DE
Comcast Phone of Texas, LLC                                                              DE
Comcast Phone of Utah, LLC                                                               DE
Comcast Phone of Virginia, Inc.                                                          VA
Comcast Phone of Washington, LLC                                                         DE
Comcast Phone of West Virginia, LLC                                                      DE
Comcast Phone, LLC                                                                       DE
Comcast Primestar Holdings, Inc.                                                         DE
Comcast Programming Development, Inc.                                                    DE
Comcast Programming Holdings, Inc.                                                       DE
Comcast Programming Ventures II, Inc.                                                    DE
Comcast Programming Ventures III, Inc.                                                   DE
Comcast Programming Ventures IV, Inc.                                                    DE

                                      -10-

Comcast Programming Ventures, Inc.                                                       DE
Comcast PSM Holdings, Inc.                                                               PA
Comcast QIH, Inc.                                                                        DE
Comcast QVC Holdings I, Inc.                                                             DE
Comcast QVC Holdings II, Inc.                                                            DE
Comcast QVC Holdings III, Inc.                                                           DE
Comcast QVC Holdings IV, Inc.                                                            DE
Comcast QVC Holdings V, Inc.                                                             DE
Comcast QVC Holdings VI, Inc.                                                            DE
Comcast QVC, Inc.                                                                        DE
Comcast Rapid, LLC                                                                       DE
Comcast Real Estate Holdings of Alabama, Inc.                                            AL
Comcast SC Investment, Inc.                                                              DE
Comcast SCH Holdings, LLC                                                                DE
Comcast Shared Services Corporation                                                      DE
Comcast Soccer, LLC                                                                      DE
Comcast Spectacor, L.P.                                                                  PA
Comcast Sports Holding Company, Inc.                                                     DE
Comcast Technology, Inc.                                                                 DE
Comcast Telecommunications of Michigan, LLC                                              DE
Comcast Telephony Communications of California, Inc.                                     CA
Comcast Telephony Communications of Connecticut, Inc.                                    CT
Comcast Telephony Communications of Delaware, Inc.                                       DE
Comcast Telephony Communications of Georgia, Inc.                                        GA
Comcast Telephony Communications of Indiana, Inc.                                        IN
Comcast Telephony Communications of Maryland, Inc.                                       MD
Comcast Telephony Communications of Pennsylvania, Inc.                                   PA
Comcast Telephony Communications of South Carolina, Inc.                                 SC
Comcast Telephony Communications, LLC                                                    DE
Comcast Telephony Services Holdings, Inc.                                                DE
Comcast WCS ME02, Inc.                                                                   DE
Comcast WCS ME04, Inc.                                                                   DE
Comcast WCS ME05, Inc.                                                                   DE
Comcast WCS ME16, Inc.                                                                   DE
Comcast WCS ME19, Inc.                                                                   DE
Comcast WCS ME22, Inc.                                                                   DE
Comcast WCS ME26, Inc.                                                                   DE
Comcast WCS ME28, Inc.                                                                   DE
Comcast WCS Merger Holdings, Inc.                                                        DE
Comcast WCS MergerCo, Inc.                                                               DE
Comcast Wink, Inc.                                                                       DE
Comcast/Time Warner Charleston Cable Advertising, LLC                                    DE
Comcast/Time Warner Detroit Cable Advertising, LLC                                       DE
Comcast/Time Warner Ft. Myer-Naples Cable Advertising, LLC                               DE
Comcast-Spectacor Foundation                                                             PA
ComCon Entertainment Holdings, Inc.                                                      DE
Command Cable of Eastern Illinois Limited Partnership                                    NJ
Commerce Technologies, Inc.                                                              NY
Commercial Funding, Inc.                                                                 NY
Communication Investment Corporation                                                     VA
Community Realty, Inc.                                                                   NV
Community Telecable of Seattle, Inc.                                                     WA
Consumer Entertainment Services, Inc.                                                    WY
Continental Australia Programming, Inc.                                                  MA
Continental Cablevision Asia Pacific, Inc.                                               MA

                                      -11-

Continental Programming Australia Limited Partnership                                NEW SOUTH
                                                                                        WALES
Continental Satellite Company of Florida, Inc.                                           FL
Continental Satellite Company of New England, Inc.                                       NH
Continental Satellite Company, Inc.                                                      MA
Continental Telecommunications Corp. of Virginia                                         VA
Continental Teleport Partners, Inc.                                                      MA
Copley/Colony, Inc.                                                                      DE
Corsair Pictures, Inc.                                                                   DE
Country Cable III, Inc.                                                                  CO
CP MI, LLC                                                                               WA
CSLP Ballpark Services, LLC                                                              DE
CSLP Baysox Club, LLC                                                                    MD
CSLP Keys Club, LLC                                                                      MD
CSLP London, LLC                                                                         DE
CSLP Shorebirds Club, LLC                                                                MD
CSLP Soccer, LLC                                                                         PA
CV Directo de Mexico S. de R.L. de C.V.                                                Mexico
CVC Keep Well LLC                                                                        DE
CVN Companies, Inc.                                                                      MN
CVN Distribution Co., Inc.                                                               MN
Diamonique Corporation                                                                   NJ
Diamonique Corporation                                                                   PA
DigiVentures, LLC                                                                        DE
Direct Broadcast Satellite Services, Inc.                                                DE
District Cablevision, Inc.                                                               DC
E! Distribution, LLC                                                                     DE
E! Entertainment Television International Holdings, Inc.                                 DE
E! Entertainment Television, Inc.                                                        DE
E! Online, Inc.                                                                          DE
Eastex Microwave, Inc.                                                                   TX
ECP Holdings, Inc.                                                                       OK
Equity Resources Venture                                                                 CO
ER Development International, Inc.                                                       PA
ER Marks, Inc.                                                                           DE
Exclamation Music, Inc.                                                                  CA
Exclamation Productions, Inc.                                                            CA
EZShop International, Inc.                                                               DE
FAB Communications, Inc.                                                                 OK
First Television Corporation                                                             DE
Florida Telecommunications Services, Inc.                                                FL
Flyers Skate Zone, L.P.                                                                  PA
For Games Music, LLC                                                                     DE
Four Flags Cable TV                                                                      MI
Four Flags Cablevision                                                                   MI
FPS Rink, Inc.                                                                           PA
FPS Rink, L.P.                                                                           PA
G4 Media, LLC                                                                            DE
Garden State Telecommunications LLC                                                      DE
Gateway/Jones Communications, Ltd.                                                       CO
Gill Bay Interconnect, Inc.                                                              CA
Global London, Inc.                                                                   Ontario
Global London, L.P.                                                                   Ontario
Global Spectrum, Inc.                                                                    PA
Global Spectrum, L.P.                                                                    DE
Greater Boston Cable Advertising                                                         MA

                                      -12-

Guide Investments, Inc.                                                                  CO
Harris County Cable TV, Inc.                                                             VA
Hawkeye Communications of Clinton, Inc.                                                  IA
Headend In The Sky, Inc.                                                                 CO
Health Ventures Partners                                                                 PA
Heritage Cablevision of Massachusetts, Inc.                                              MA
Heritage Cablevision of South East Massachusetts, Inc.                                   MA
Home Sports Network, Inc.                                                                CO
Home Team Sports Limited Partnership                                                     DE
IC Marks, Inc.                                                                           DE
IM Experience, Inc.                                                                      PA
Influence Marketing Corporation                                                     Nova Scotia
Influence Marketing Services, Inc.                                                     Canada
Innovative Retailing, Inc.                                                               DE
Interactive Technology Acquisitions, Inc.                                                DE
Interactive Technology Holdings, LLC                                                     DE
Interactive Technology Services, Inc.                                                    PA
Intermedia Cable Investors, Inc.                                                         CA
International Telemeter Corporation                                                      NV
Jones Cable Corporation                                                                  CO
Jones Cable Holdings, Inc.                                                               CO
Jones Panorama Properties, LLC                                                           DE
Jones Programming Services, Inc.                                                         CO
Jones Spacelink Cable Corporation                                                        CO
Jones Telecommunications of California, LLC                                              CO
Jones Telecommunications of Maryland, Inc.                                               CO
Jones Telecommunications of Virginia, Inc.                                               VA
King Videocable Company - Idaho                                                          CO
King Videocable Company - Twin Falls                                                     ID
Knox Cable T.V., Inc.                                                                    TN
LCNI II, Inc.                                                                            DE
Lenfest Atlantic Communications, Inc.                                                    DE
Lenfest Australia Group Pty Ltd.                                                     Australia
Lenfest Australia Investment Pty Ltd.                                                Australia
Lenfest Australia, Inc.                                                                  DE
Lenfest Clearview, Inc.                                                                  DE
Lenfest Delaware Properties, Inc.                                                        DE
Lenfest International, Inc.                                                              DE
Lenfest Investments, Inc.                                                                DE
Lenfest Jersey, Inc.                                                                     DE
Lenfest MCN, Inc.                                                                        DE
Lenfest Oaks, Inc.                                                                       PA
Lenfest Raystay Holdings, Inc.                                                           DE
Lenfest West, LLC                                                                        DE
Lenfest York, Inc.                                                                       DE
Liberty Ventures Group LLC                                                               DE
LVO Cable Properties, Inc.                                                               OK
M H Lightnet Inc.                                                                        DE
MarketLink Indianapolis Cable Advertising, LLC                                           DE
MediaOne Brasil Comercio e Participacoes Ltda.                                         Brazil
MediaOne Financial Services Foreign Sales, Inc.                                    UNITED STATES
                                                                                   VIRGIN ISLANDS
MediaOne FSC One, Ltd.                                                                Bermuda
MediaOne FSC Three, Ltd.                                                              Bermuda
MediaOne FSC Two, Ltd.                                                                Bermuda
Micro-Relay, Inc.                                                                        MD

                                      -13-

Mobile Enterprises, Inc.                                                                 DE
MOC Holdco I, Inc.                                                                       DE
MOC Holdco II, Inc.                                                                      DE
MOTH Holdings, Inc.                                                                      DE
Mountain Cable Network, Inc.                                                             NV
Mountain States General Partner Co.                                                      CO
Mountain States Limited Partner Co.                                                      CO
Mt. Clemens Cable TV Investors, Inc.                                                     MI
MTCB S.A.                                                                              Brazil
National Digital Television Center, Inc.                                                 CO
NDTC Technology, Inc.                                                                    CO
New England Microwave, Inc.                                                              CT
Northwest Illinois Cable Corporation                                                     DE
Northwest Illinois TV Cable Co.                                                          DE
Ottumwa Cablevision, Inc.                                                                IA
Outdoor Life Network, L.L.C.                                                             DE
Ovations Food Services, Inc.                                                             PA
Ovations Food Services, L.P.                                                             PA
Overseas Operations II, Inc.                                                             DE
Overseas Operations, Inc.                                                                CO
Owner Trusts UT 1-3, 7-12, 15-27, 29, 33, 34                                             DE
Pacific Northwest Interconnect                                                           NY
Pattison Development, Inc.                                                               PA
Pattison Realty, Inc.                                                                    PA
Philadelphia 76ers, Inc.                                                                 DE
Philadelphia 76ers, L.P.                                                                 DE
Philadelphia Flyers Enterprises Co.                                                 Nova Scotia
Philadelphia Flyers, L.P.                                                                DE
Philadelphia Flyers, LLC                                                                 DE
Philadelphia Phantoms, Inc.                                                              PA
Philadelphia Phantoms, L.P.                                                              PA
Philadelphia Sports Media, Inc.                                                          PA
Philadelphia Sports Media, L.P.                                                          PA
Pioneer Studios, Inc.                                                                    DE
Preview Magazine Corporation                                                             NY
Prime Telecom Potomac, LLC                                                               DE
Q the Music, Inc.                                                                        DE
Q2, Inc.                                                                                 NY
QC Marks, Inc.                                                                           DE
QCOM TV Partners                                                                         PA
QCOM TV, Inc.                                                                            NC
QDirect Ventures, Inc.                                                                   DE
QExhibits, Inc.                                                                          DE
QFit, Inc.                                                                               DE
QHealth, Inc.                                                                            DE
QK Holdings, Inc.                                                                        DE
QVC                                                                                      UK
QVC Britain                                                                              UK
QVC Britain I, Inc.                                                                      DE
QVC Britain II, Inc.                                                                     DE
QVC Britain III, Inc.                                                                    DE
QVC Call Center GmbH & Co. KG                                                         Germany
QVC Call Center Verwaltungs GmbH                                                      Germany
QVC Chesapeake, Inc.                                                                     VA
QVC China Domain Limited                                                             Hong Kong
QVC China, Inc.                                                                          DE

                                      -14-

QVC de Mexico de C.V.                                                                  Mexico
QVC Delaware, Inc.                                                                       DE
QVC Deutschland GmbH                                                                  Germany
QVC eDistribution, Inc.                                                               Germany
QVC eServices, Inc.                                                                   Germany
QVC Germany I, Inc.                                                                      DE
QVC Germany II, Inc.                                                                     DE
QVC Handel GmbH                                                                       Germany
QVC Holdings, Inc.                                                                       DE
QVC International, Inc.                                                                  DE
QVC Japan Holdings, Inc.                                                                 DE
QVC Japan Services, Inc.                                                                 DE
QVC Japan, Inc.                                                                        Japan
QVC Local, Inc.                                                                          DE
QVC Logistik GmbH                                                                     Germany
QVC Mexico II, Inc.                                                                      DE
QVC Mexico III, Inc.                                                                     DE
QVC Mexico, Inc.                                                                         DE
QVC Middle East, Inc.                                                                    DE
QVC ProductWorks, Inc.                                                                   DE
QVC Properties, Ltd.                                                                     UK
QVC Publishing, Inc.                                                                     DE
QVC Realty, Inc.                                                                         PA
QVC Rocky Mount, Inc.                                                                    NC
QVC RS Naples, Inc.                                                                      FL
QVC San Antonio, Inc.                                                                    TX
QVC Satellite, Ltd.                                                                    Japan
QVC St. Lucie, Inc.                                                                      FL
QVC Studio GmbH                                                                       Germany
QVC Virginia, Inc.                                                                       VA
QVC, Inc.                                                                                DE
Raystay Co.                                                                              PA
Roberts Broadcasting Corporation                                                         PA
Robin Cable Systems of Sierra Vista, L.P.                                                CA
RS Marks, Inc.                                                                           DE
RS Myrtle Beach, Inc.                                                                    SC
S.A. Ventures (Delaware), Inc.                                                           DE
S.A. Ventures II, Inc.                                                                   MA
S.A. Ventures, Inc.                                                                      MA
Satellite Services of Puerto Rico, Inc.                                                  DE
Satellite Services, Inc.                                                                 DE
Saturn Cable TV, Inc.                                                                    CO
SCC Programs, Inc.                                                                       IL
SCI 34, Inc.                                                                             DE
SCI 36, Inc.                                                                             DE
SCI 37, Inc.                                                                             DE
SCI 38, Inc.                                                                             DE
SCI 48, Inc.                                                                             DE
SCI 55, Inc.                                                                             DE
Selkirk Communications (Delaware) Corporation                                            DE
Shorebirds, L.P.                                                                         MD
SIFD One, Ltd.                                                                           DE
SIFD Three, Ltd.                                                                         DE
SIFD Two, Ltd.                                                                           DE
Southwest Telecable, Inc.                                                                TX
Southwest Washington Cable, Inc.                                                         WA

                                      -15-

Spectacor Adjoining Real Estate New Arena, L.P.                                          DE
Spectrum Arena Limited Partnership                                                       PA
SSI 2, Inc.                                                                              NV
St. Louis Tele-Communications, Inc.                                                      MO
Stage II, L.P.                                                                           PA
Storer Administration, Inc.                                                              DE
Sural LLC                                                                                DE
TATV, Inc.                                                                               DE
Taurus Properties, Inc.                                                                  CO
TCI Adelphia Holdings, LLC                                                               DE
TCI AIT, Inc.                                                                            CO
TCI Atlantic, LLC                                                                        CO
TCI Baton Rouge Ventures, Inc.                                                           CO
TCI Bay Interconnect, Inc.                                                               CA
TCI Bay, Inc.                                                                            DE
TCI Bresnan LLC                                                                          DE
TCI Business Alliance and Technology Co., Inc.                                           CO
TCI Cable Adnet, Inc.                                                                    CO
TCI Cable Investments, LLC                                                               DE
TCI Cablevision Associates, Inc.                                                         DE
TCI Cablevision of Alabama, Inc.                                                         AL
TCI Cablevision of Baker/Zachary, Inc.                                                   DE
TCI Cablevision of California Century Holdings, LLC                                      CO
TCI Cablevision of Kentucky, Inc.                                                        KY
TCI Cablevision of Leesville, Inc.                                                       DE
TCI Cablevision of Massachusetts, Inc.                                                   MA
TCI Cablevision of Michigan, Inc.                                                        MI
TCI Cablevision of Minnesota, Inc.                                                       MN
TCI Cablevision of Nebraska, Inc.                                                        NE
TCI Cablevision of Nevada, Inc.                                                          NV
TCI Cablevision of New Hampshire, Inc.                                                   NH
TCI Cablevision of North Central Kentucky, Inc.                                          KY
TCI Cablevision of Sierra Vista II, Inc.                                                 CO
TCI Cablevision of Sierra Vista, Inc.                                                    CO
TCI Cablevision of South Dakota, Inc.                                                    SD
TCI Cablevision of St. Bernard, Inc.                                                     LA
TCI Cablevision of Vermont, Inc.                                                         DE
TCI California Holdings, LLC                                                             CO
TCI Capital Corp.                                                                        WY
TCI Central, Inc.                                                                        DE
TCI CH, Inc.                                                                             CO
TCI Command II, Inc.                                                                     CO
TCI Command, Inc.                                                                        CO
TCI Communications Financing I                                                           DE
TCI Communications Financing II                                                          DE
TCI Communications Financing III                                                         DE
TCI Communications Financing IV                                                          DE
TCI CSC II, Inc.                                                                         NY
TCI CSC III, Inc.                                                                        CO
TCI CSC IV, Inc.                                                                         CO
TCI CSC IX, Inc.                                                                         CO
TCI CSC V, Inc.                                                                          CO
TCI CSC VI, Inc.                                                                         CO
TCI CSC VII, Inc.                                                                        CO
TCI CSC VIII, Inc.                                                                       CO
TCI CSC X, Inc.                                                                          CO

                                      -16-

TCI CSC XI, Inc.                                                                         CO
TCI Development, LLC                                                                     DE
TCI Digital TV, Inc.                                                                     CO
TCI Evangola, Inc.                                                                       WY
TCI Falcon Holdings, LLC                                                                 DE
TCI FCLP Alabama, LLC                                                                    DE
TCI FCLP California, LLC                                                                 DE
TCI FCLP Missouri, LLC                                                                   DE
TCI FCLP Northern California, LLC                                                        DE
TCI FCLP Northwest, LLC                                                                  DE
TCI FCLP Oregon, LLC                                                                     DE
TCI FCLP Redding, LLC                                                                    DE
TCI FCLP Washington, Inc.                                                                WA
TCI FCLP Wenatchee, LLC                                                                  DE
TCI Fleet Services, Inc.                                                                 CO
TCI Gilbert Uplink, Inc.                                                                 CO
TCI Great Lakes, Inc.                                                                    DE
TCI Hits At Home, Inc.                                                                   CO
TCI Hits, Inc.                                                                           CO
TCI Holdings II, Inc.                                                                    CO
TCI Holdings, LLC                                                                        DE
TCI ICM III, Inc.                                                                        DE
TCI ICM VI, Inc.                                                                         DE
TCI IL - Holdings II, Inc.                                                               CO
TCI IL - Holdings, Inc.                                                                  CO
TCI Internet Holdings, Inc.                                                              CO
TCI Internet Services, LLC                                                               DE
TCI IP-VI, LLC                                                                           DE
TCI IT Holdings, Inc.                                                                    CO
TCI K-1, Inc.                                                                            CO
TCI Lake II, Inc.                                                                        CO
TCI Lake, Inc.                                                                           WY
TCI Lenfest, Inc.                                                                        CO
TCI Magma Holdings, Inc.                                                                 CO
TCI Materials Management, Inc.                                                           CO
TCI Michigan, Inc.                                                                       DE
TCI Microwave, Inc.                                                                      DE
TCI Midcontinent, LLC                                                                    DE
TCI Music Holdings, Inc.                                                                 CO
TCI National Digital Television Center - Hong Kong, Inc.                                 DE
TCI New York Holdings, Inc.                                                              CO
TCI News, Inc.                                                                           CO
TCI News-Damn Right, Inc.                                                                CO
TCI News-Presidential, Inc.                                                              CO
TCI Northeast, Inc.                                                                      DE
TCI Northwest, Inc.                                                                      CO
TCI of Arkansas, Inc.                                                                    AR
TCI of Bloomington/Normal, Inc.                                                          VA
TCI of Columbus, Inc.                                                                    GA
TCI of Connecticut, Inc.                                                                 CT
TCI of Council Bluffs, Inc.                                                              IA
TCI of D.C., Inc.                                                                        DC
TCI of Decatur, Inc.                                                                     AL
TCI of Delaware, Inc.                                                                    DE
TCI of Greenwich, Inc.                                                                   CO
TCI of Houston, Inc.                                                                     CO

                                      -17-

TCI of Indiana Holdings, LLC                                                             CO
TCI of Indiana Insgt Holdings, LLC                                                       CO
TCI of Iowa, Inc.                                                                        IA
TCI of Kokomo, Inc.                                                                      CO
TCI of Lee County, Inc.                                                                  AL
TCI of Lexington, Inc.                                                                   KY
TCI of Maine, Inc.                                                                       ME
TCI of Mississippi, Inc.                                                                 MS
TCI of Missouri, Inc.                                                                    MO
TCI of New Jersey, Inc.                                                                  NV
TCI of North Central Kentucky, Inc.                                                      KY
TCI of North Dakota, Inc.                                                                ND
TCI of Overland Park, Inc.                                                               KS
TCI of Paterson, Inc.                                                                    NV
TCI of Racine, Inc.                                                                      WI
TCI of Radcliff, Inc.                                                                    KY
TCI of Rhode Island, Inc.                                                                RI
TCI of Roanoke Rapids, Inc.                                                              VA
TCI of Selma, Inc.                                                                       AL
TCI of South Dakota, Inc.                                                                CO
TCI of Southern Minnesota, Inc.                                                          DE
TCI of Springfield, Inc.                                                                 MO
TCI of Tennessee, Inc.                                                                   TN
TCI of Watertown, Inc.                                                                   IA
TCI Ohio Holdings, Inc.                                                                  CO
TCI Oscar I, Inc.                                                                        CO
TCI Pacific Communications, Inc.                                                         DE
TCI Pacific Microwave, Inc.                                                              CO
TCI Pacific, Inc.                                                                        DE
TCI Payroll, Inc.                                                                        CO
TCI PCS Holdings, Inc.                                                                   DE
TCI Pennsylvania Holdings, Inc.                                                          CO
TCI Private Ventures, Inc.                                                               CO
TCI Programming Holding Company III                                                      DE
TCI Realty, LLC                                                                          DE
TCI Shell One - De, Inc.                                                                 DE
TCI South Carolina IP-I, LLC                                                             DE
TCI Southeast Divisional Headquarters, Inc.                                              AL
TCI Southeast, Inc.                                                                      DE
TCI Spartanburg IP-IV, LLC                                                               DE
TCI Starz, Inc.                                                                          CO
TCI STS, Inc.                                                                            CO
TCI STS-MTVI, Inc.                                                                       TX
TCI Technology Management, LLC                                                           DE
TCI Telecom, Inc.                                                                        DE
TCI Texas Cable Holdings LLC                                                             CO
TCI Texas Cable, Inc.                                                                    CO
TCI TKR Cable I, Inc.                                                                    DE
TCI TKR Cable II, Inc.                                                                   DE
TCI TKR of Alabama, Inc.                                                                 DE
TCI TKR of Dallas, Inc.                                                                  DE
TCI TKR of Florida, Inc.                                                                 DE
TCI TKR of Georgia, Inc.                                                                 DE
TCI TKR of Houston, Inc.                                                                 TX
TCI TKR of Jefferson County, Inc.                                                        KY
TCI TKR of Metro Dade, LLC                                                               DE

                                      -18-

TCI TKR of Southeast Texas, Inc.                                                         DE
TCI TKR of Wyoming, Inc.                                                                 WY
TCI TKR, Inc.                                                                            DE
TCI TVC, Inc.                                                                            CA
TCI TW Texas JV Holdings II, Inc.                                                        CO
TCI TW Texas JV Holdings III, Inc.                                                       CO
TCI TW Texas JV Holdings IV, Inc.                                                        CO
TCI TW Texas JV Holdings V, Inc.                                                         CO
TCI USC, Inc.                                                                            CO
TCI VCI, Inc.                                                                            CA
TCI Ventures Five, Inc.                                                                  CO
TCI Ventures Four, Inc.                                                                  CO
TCI Ventures Group-Airplanes, Inc.                                                       CO
TCI Ventures Group-Financing, Inc.                                                       CO
TCI Ventures, Inc.                                                                       CO
TCI Washington Associates, L.P.                                                          DE
TCI West, Inc.                                                                           DE
TCI.net of California, Inc.                                                              CO
TCI.net of Washington, Inc.                                                              CO
TCI.net, Inc.                                                                            DE
TCI/CA Acquisition Sub Corp.                                                             CO
TCI/CI Merger Sub Corp.                                                                  DE
TCID Data Transport, Inc.                                                                CO
TCID of Carson, Inc.                                                                     CA
TCID of Chicago, Inc.                                                                    IL
TCID of Florida, Inc.                                                                    FL
TCID of Michigan, Inc.                                                                   NV
TCID of South Chicago, Inc.                                                              IL
TCID Partners II, Inc.                                                                   CO
TCID Partners, Inc.                                                                      CO
TCID X*press, Inc.                                                                       CO
TCID-Commercial Music, Inc.                                                              CO
TCID-ICP III, Inc.                                                                       CO
TCID-IP III, Inc.                                                                        CO
TCID-IP IV, Inc.                                                                         CO
TCID-IP V, Inc.                                                                          CO
TCI-UC, Inc.                                                                             DE
Tele-Communications of Colorado, Inc.                                                    CO
Tele-Link Telecomunicacoes S.A.                                                        Brazil
Televents Group Joint Venture                                                            CO
Televents Group, Inc.                                                                    NV
Televents of Colorado, Inc.                                                              CO
Televents of Florida, Inc.                                                               WY
Televents of Powder River, Inc.                                                          WY
Televents of Wyoming, Inc.                                                               WY
Televester, Inc.                                                                         DE
Tempo DBS, Inc.                                                                          CO
Tempo Development Corporation                                                            OK
TGC, Inc.                                                                                DE
TGW Telecomunicacoes S.A.                                                              Brazil
The Comcast Foundation                                                                   DE
The Intercable Group, Ltd.                                                               CO
The Sacramento Interconnect, LLC                                                         DE
TheGolfChannel.com, Inc.                                                                 FL
THOG Productions, LLC                                                                    DE
Trans-Muskingum, Incorporated                                                            WV

                                      -19-

Tribune Company Cable of Michigan, Inc.                                                  DE
Tribune-United Cable of Oakland County                                                   MI
TWE Holdings I Trust                                                                     DE
TWE Holdings II LLC                                                                      DE
TWE Holdings III Trust                                                                   DE
U S West (India) Private Limited                                                       INDIA
UACC Midwest Insgt Holdings, LLC                                                         CO
UA-Columbia Alpine Tower, Inc.                                                           NJ
UA-Columbia Cablevision of Massachusetts, Inc.                                           MA
UA-Columbia Cablevision of New Jersey, Inc.                                              NJ
UATC Merger Corp.                                                                        NY
UCTC LP Company                                                                          DE
United Artists Cable Holdings, Inc.                                                      CO
United Artists Holdings, Inc.                                                            DE
United Artists Holdings, LLC                                                             DE
United Cable Investment of Baltimore, Inc.                                               MD
United Cable Television Corporation of Michigan                                          MI
United Cable Television of Baldwin Park, Inc.                                            CO
United Cable Television of Chaska, Inc.                                                  CO
United Cable Television of Illinois Valley, Inc.                                         IL
United Cable Television of Los Angeles, Inc.                                             CA
United Cable Television of Oakland County, Ltd.                                          CO
United Cable Television of Pico Rivera, Inc.                                             CO
United Cable Television of Sarpy County, Inc.                                            NE
United Cable Television of Scottsdale, Inc.                                              AZ
United Cable Television Real Estate Corporation                                          CO
United Cable Television Services of Colorado, Inc.                                       CO
US West Deutschland GmbH                                                              Germany
USWFS Borrower Trust                                                                     DE
USWFS Direct Trust Beazer                                                                DE
USWFS Direct Trust Grand Trunk                                                           DE
USWFS Direct Trust United No. 13                                                         DE
USWFS Direct Trust United No. 14                                                         DE
USWFS Intermediary Trust                                                                 DE
UTI Purchase Company                                                                     CO
Valertex, Inc.                                                                           TX
Waltham Tele-Communications                                                              MA
Waltham Tele-Communications, Inc.                                                        CO
Watch What You Play Music, LLC                                                           DE
Western Community TV, Inc.                                                               MT
Western Range Insurance Co.                                                              VT
Western Satellite 2, Inc.                                                                CO
Westmarc Cable Group, Inc.                                                               DE
Westmarc Cable Holding, Inc.                                                             DE
Westmarc Development II, Inc.                                                            CO
Westmarc Development III, Inc.                                                           CO
Westmarc Development IV, Inc.                                                            CO
Westmarc Development, Inc.                                                               CO
Westmarc Realty, Inc.                                                                    CO


                                      -20-